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                                                                    EXHIBIT 10.4


        FORM OF PHONE.COM, INC. STOCK OPTION AGREEMENT FOR DONALD J. LISTWIN

                                PHONE.COM, INC.

                         NOTICE OF STOCK OPTION GRANT

Optionee's Name and Address:
Donald J. Listwin
14170 Baleri Ranch Road
Los Altos Hills, CA  94022

     You have been granted an option to purchase Common Stock of Phone.com, Inc. (the "Company") as follows:

     Date of Grant                          9/18/00

     Option Price Per Share                 $86.0625

     Total Number of Shares Granted         4,500,000

     Total Price of Shares Granted          $387,281,250.00

     Type of Option:                        Incentive Stock Option
                                       X    Nonstatutory Stock Option
                                       -
     Term/Expiration Date:                  9/18/2010

     Vesting Commencement Date:             9/11/00

Exercise Schedule:

     Subject to the terms of this Notice of Stock Option Grant, the attached Stock Option Agreement (the "Stock Option Agreement"), your employment agreement dated September 18, 2000 (the "Employment Agreement"), and, to the extent incorporated by reference in Section 1 of the Stock Option Agreement, certain provisions of the Phone.com, Inc. 1996 Stock Plan (the "1996 Stock Plan"), as publicly filed as an exhibit to the Phone.com, Inc. Form S-1 on March 29, 1999 (the " Incorporated Provisions of the 1996 Stock Plan"), this Option shall become exercisable cumulatively, to the extent of

     X     25% of the Shares subject to the Option at the end of twelve full
   -----
months following the Vesting Commencement Date, and 1/48th of the Shares at the end of each month thereafter.

           1.667% of the Shares subject to the Option at the end of each full
   -----
month following the Vesting Commencement Date.

           10% of the Shares subject to the Option on the second anniversary of
   -----
the Vesting Commencement Date, 20% on the third anniversary, 30% on the fourth and 40% on the fifth.

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     Termination Period:

     This Option may be exercised for a period of 60 days after termination of employment or consulting relationship except as set out in Sections 7 and 8 of the Stock Option Agreement and except as otherwise provided under Section 10(b)(3) of the Employment Agreement in the case of a Qualifying Termination and
Section 11(b) of the Employment Agreement in the case of a Qualifying Termination which occurs in connection with a Change in Control or within eighteen months after a Change in Control; provided, however, that, notwithstanding any other provision hereof, the option may not be exercised later than the Expiration Date set forth in this Notice of Stock Option Grant (the "Expiration Date").

     This Notice of Stock Option Grant may be executed in counterparts and each counterpart shall have the same force and effect as an original and shall constitute a binding agreement on the part of you and the Company.

     By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by:
(a) this Notice of Stock Option Grant and the Stock Option Agreement, both of which are attached and made a part of this document and (b) the terms and conditions of the Employment Agreement and the Incorporated Provisions of the 1996 Stock Plan, both of which are incorporated herein by reference.

Donald J. Listwin                                PHONE.COM , INC.


                                                 By:
Signature                                                Linda Speer

                                                 Title:  Vice President, Finance
Print Name                                               -----------------------

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                                PHONE.COM, INC.

                            STOCK OPTION AGREEMENT

     1.  Grant of Option.  Phone.com, Inc., a Delaware corporation (the
         ---------------
"Company"), hereby grants to the Optionee named in the Notice of Stock Option Grant (the "Optionee"), an option (the "Option") to purchase a total number of shares of Common Stock (the "Shares") set forth in the Notice of Stock Option Grant, at the exercise price per share set forth the Notice of Stock Option Grant (the "Exercise Price") subject to the terms, definitions and provisions of the following documents and provisions, all of which are incorporated herein by reference: (a) this Stock Option Agreement (the "Agreement"), (b) the Notice of Stock Option Grant, (c) the employment agreement between the Optionee and the Company dated September 18, 2000 (the "Employment Agreement"), and (d) Sections 4, 4(a)-(d)(v), 4(e), 14(a)-(b), 14(d), 16, 17 and 18 of the Phone.com, Inc.
1996 Stock Plan (the "1996 Stock Plan"), as publicly filed as an exhibit to the Phone.com Form S-1 on March 29, 1999 (the "Incorporated Provisions of the 1996 Stock Plan"). This grant is intended to satisfy, in part, certain terms of the offer made to Mr. Listwin to induce him to enter into the Employment Agreement with the Company. Unless otherwise defined herein, in the Notice of Stock Option Grant or in the Employment Agreement, the terms defined in the Plan shall have the same defined meanings in this Option.

     2.  Exercise of Option.  This Option shall be exercisable during its term
         ------------------
in accordance with the Exercise Schedule set out in the Notice of Stock Option Grant and as follows:

          (a)  Right to Exercise.
               -----------------

               (i)   This Option may not be exercised for a fraction of a share.

               (ii) In the event of Optionee's death, disability or other termination of employment, the exercisability of the Option is governed by Sections 6, 7 and 8 below, subject to the limitation contained in subsection 2(a)(i).

               (iii) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Stock Option Grant.

          (b)  Method of Exercise.
               ------------------

               (i) This Option shall be exercisable by written notice (in the form attached as Exhibit A) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be required by the Company pursuant to Section 17 of the 1996 Stock Plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

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               (ii)  As a condition to the exercise of this Option, Optionee agrees to make adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares, whether by withholding, direct payment to the Company, or otherwise.

               (iii) No Shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of the 1996 Stock Plan.

     3.  Optionee's Representations.  In the event the Shares purchasable
         --------------------------
pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in customary form, a copy of which is available for Optionee's review from the Company upon request.

     4.  Method of Payment.  Payment of the Exercise Price shall be by any of
         -----------------
the following, or a combination thereof, at the election of the Optionee:

         (i)   cash;

         (ii)  check;

         (iii) surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a fair market value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

         (iv) if there is a public market for the Shares and they are registered under the Securities Act, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price.

     5.  Restrictions on Exercise.  This Option may not be exercised if the
         ------------------------
issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under
Part 221 of Title 12 of the Code of Federal Regulations

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("Regulation H") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     6.  Termination of Relationship.  In the event of termination of Optionee's
         ---------------------------
Continuous Status as an Employee that does not constitute a Qualifying Termination as defined in the Employment Agreement, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise this Option during the Termination Period set out in the Notice of Stock Option Grant. To the extent that Optionee was not entitled to exercise this Option at the date of such termination, or if Optionee does not exercise this Option during the Termination Period set out in the Notice of Stock Option Grant, the Option shall terminate. In the event of Qualifying Termination of Optionee's Continuous Status as an Employee and in the case of a Qualifying Termination which occurs in connection with a Change in Control or within eighteen months after a Change in Control, the vesting and exercise of the Option shall be governed by Section 10 or 11(b), as applicable, of the Employment Agreement; provided, however, that notwithstanding any other provision hereof, the option may not be exercised later than the Expiration Date.

     7.  Disability of Optionee.
         ----------------------

         (i) Notwithstanding the provisions of Section 6 above, in the event of termination of Optionee's Continuous Status as an Employee as a result of his total and permanent disability Optionee may, but only within twelve (12) months from the date of such termination (but in no event later than the Expiration
Date), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

         (ii) Notwithstanding the provisions of Section 6 above, in the event of termination of an Optionee's Continuous Status as an Employee as a result of any disability not constituting a total and permanent disability he may, but only within six (6) months from the date of such termination (but in no event later than the Expiration Date), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the Option at the date of termination, or if Optionee does not exercise such Option (which he was entitled to exercise) within the time specified herein, the Option shall terminate.

     8.  Death of Optionee.  In the event of the death of Optionee, the Option
         -----------------
may be exercised at any time within twelve (12) months following the date of death (but in no event later than the Expiration Date), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent the Optionee could exercise the Option at the date of death.

     9.  Non-Transferability of Option.  This Option may not be transferred in
         -----------------------------
any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by him. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

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     10. Term of Option.  This Option may be exercised only within the term set
         --------------
out in the Notice of Stock Option Grant, and may be exercised during such term only in accordance with such Notice and with the terms of this Agreement.

     11. Taxation Upon Exercise of Option.  Optionee understands that, upon
         --------------------------------
exercising a Nonstatutory Stock Option, he or she will recognize income for tax purposes in an amount equal to the excess of the then fair market value of the Shares over the exercise price. If the Optionee is an employee, the Company will be required to withhold from Optionee's compensation, or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income. The Optionee shall satisfy his or her tax withholding obligation arising upon the exercise of this Option by one or some combination of the following methods: (i) by cash payment, or (ii) out of Optionee's current compensation, or (iii) if permitted by the Administrator, in its discretion, by surrendering to the Company Shares which (a) in the case of Shares previously acquired from the Company, have been owned by the Optionee for more than six months on the date of surrender, and (b) have a fair market value on the date of surrender equal to or less than the amount required to be withheld, (iv) by electing to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a fair market value equal to the amount required to be withheld. For this purpose, the fair market value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined (the "Tax Date").

         In the absence of any other arrangement, the Employee shall be deemed to have directed the Company to withhold or collect from his or her compensation an amount sufficient to satisfy such tax obligations from the next payroll payment otherwise payable after the date of an exercise of the Option or Stock Purchase Right. In the case of an Employee where the next payroll payment is not sufficient to satisfy such tax obligations, with respect to any remaining tax obligations, in the absence of any other arrangement and to the extent permitted under the Applicable Laws, the Optionee shall be deemed to have elected to have the Company withhold from the Shares to be issued upon exercise of the Option that number of Shares having a Fair Market Value determined as of the applicable Tax Date equal to the amount required to be withheld.

         Any election or deemed election by Optionee to have Shares withheld to satisfy tax withholding obligations under this Section 11 shall be irrevocable as to the particular Shares as to which the election is made and shall be subject to the consent or disapproval of the Administrator.

         In the event an election to have Shares withheld is made by an Optionee and the Tax Date is deferred under Section 83 of the Code because no election is filed under Section 83(b) of the Code, the Optionee shall receive the full number of Shares with respect to which the Option is exercised but such Optionee shall be unconditionally obligated to tender back to the Company the proper number of Shares on the applicable Tax Date.

     12. Tax Consequences.  Set forth below is a brief summary as of the date
         ----------------
of this Option of certain federal tax consequences of exercise of this Option and disposition of the Shares under the laws in effect as of the date of grant. OPTIONEE UNDERSTANDS THAT THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND

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REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE
EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

         (i) Exercise of Nonstatutory Stock Option.  If this Option does not
             -------------------------------------
qualify as an Incentive Stock Option, there may be a regular federal income tax liability upon the exercise of the Option. Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the Shares on the date of exercise over the Exercise Price. If Optionee is an employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise.

         (ii) Disposition of Shares.  In the case of a Nonstatutory Stock
              ---------------------
Option, if Shares are held for more than one year, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal income tax purposes.

                                  PHONE.COM, INC
                                  a Delaware corporation


                                  By: _____________________________

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH HIS RIGHT OR THE COMPANY'S RIGHT TO TERMINATE HIS EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee hereby accepts this Option subject to the terms and provisions of this agreement, the Notice of Stock Option Grant, the Employment Agreement, and the Incorporated Provisions of the 1996 Stock Plan. Optionee acknowledges receipt of a copy of the 1996 Stock Plan and represents that he is familiar with the terms and provisions thereof, and Optionee has reviewed the documents listed above in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under this Option.


Dated: _______________    ______________________________
                                  Optionee

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                                   EXHIBIT A
                                   ---------

                              NOTICE OF EXERCISE
                              ------------------

To:    Phone.com, Inc.
Attn:  Stock Option Administrator
Subject:  Notice of Intention to Exercise Stock Option
          --------------------------------------------

       This is official notice that the undersigned ("Optionee") intends to
                                                    --------
exercise Optionee's option to purchase _________ shares of Phone.com, Inc. Common Stock, under and pursuant to the Notice of Stock Option Grant and Stock Option Agreement, both dated ___________, as follows:

Grant Number:  ________________________________
Date of Purchase:  ________________________________
Number of Shares:  ________________________________
Purchase Price:  ________________________________
Method of Payment
of Purchase Price:  ________________________________

Social Security No.:  ________________________________
The shares should be issued as follows:
Name:
Address:


Signed:
Date:

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